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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549



                                       FORM 8-K/A



              Amendment to Current Report on Form 8-K dated March 2, 1999


                   Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 2, 1999
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                             PEREGRINE SYSTEMS, INC.
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            (Exact name of registrant as specified in its charter)


      Delaware                 000-22209                  95-3773312
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 (State of incorporation) (Commission File Number)       (IRS Employer
                                                       Identification No.)


              12670 HIGH BLUFF DRIVE, SAN DIEGO, CALIFORNIA  92130
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             (Address of principal executive offices of Registrant)


                                 (619) 481-5000
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              (Registrant's telephone number, including area code)

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Item 2. Acquisition or Disposition of Assets

        The Current Report on Form 8-K of Peregrine Systems, Inc. dated March 2, 1999 and filed with the Commission on March 12, 1999 (the "Original Form 8-K") reported the acquisition of Prototype Incorporated as a disclosure under "Item 5 Other Events." Such report should have reported the acquisition as a disclosure under "Item 2 Acquisition or Disposition of Assets." The report otherwise was filed within the time requirements of, and comports with the disclosure requirements under, Item 2 of Form 8-K. The information set forth under Item 5 of the Original Form 8-K is incorporated by reference herein. No financial information of the acquired business or pro forma financial information is required under the report as a result of the acquisition.

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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PEREGRINE SYSTEMS, INC.

      Dated: May 14, 1999

                                  By: /s/ Richard T. Nelson
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                                     Richard T. Nelson, Vice President, General
                                     Counsel and Secretary